Exhibit 99.3

                       CERTIFICATE OF THE DESIGNATIONS OF
                          SERIES A PREFERRED STOCK OF
                          JACOBS FINANCIAL GROUP, INC.

                                    DELAWARE
                                ---------------
                                THE FIRST STATE

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "JACOBS FINANCIAL GROUP, INC.", FILED IN THIS OFFICE ON THE TWENTY SECOND DAY OF DECEMBER, A.D. 2005, AT 6:47 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




Seal                                   /s/Harriet Smith Windsor
                                       ------------------------
                                       Harriet Smith Windsor, Secretary of State

4056105  8100                          Authentication: 4404702
051054630                              Date: 12-27-05

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                  Delivered 6:46 p.m. 12/22/2005
                                                      Filed 6:47 p.m. 12/22/2005
                                                    SRV 051054630 - 4056105 File


                        CERTIFICATE OF THE DESIGNATIONS,
                         POWERS, PREFERENCES AND RIGHTS
                                       OF
                            SERIES A PREFERRED STOCK
                                       OF
                          JACOBS FINANCIAL GROUP, INC.
                          ----------------------------


                  JACOBS FINANCIAL GROUP, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY THAT:

                  Pursuant to authority conferred upon the Board of Directors (the "Board") by Article FOURTH of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and pursuant to the provisions of ss.151 of the Delaware General Corporation Law, the Board adopted and approved the following resolution providing for the designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A Preferred Stock.

                  WHEREAS, the Certificate of Incorporation provides for two classes of capital stock, known as common stock, $0.0001 par value per share (the "Common Stock"), and preferred stock, $0.0001 par value per share (the "Preferred Stock");

                  WHEREAS, the Board is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in such series and to fix the designations, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof; and

                  WHEREAS, the Corporation is acquiring or owns all of the outstanding stock of West Virginia Fire and Casualty Company, a licensed insurance company (the "Insurance Subsidiary") and intends to issue Preferred Stock to provide working capital and finance the Insurance Subsidiary's acquisition and operations.

                  NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable to, and hereby does, designate a Series A Preferred Stock and fixes and determines the preferences, rights, qualifications, limitations and restrictions relating to the Series A Preferred Stock as follows:


         1. Designation. The shares of such series of Preferred Stock shall be designated "SERIES A PREFERRED STOCK" (referred to herein as the "Series A Stock"). Each date on which shares of Series A Stock are issued shall hereinafter be referred to as the "ISSUE DATE" of such shares.

         2. Authorized Number. The number of shares constituting the Series A Stock shall be 1,000,000.

         3. Ranking. The Series A Stock shall rank, as to dividends and upon Liquidation (as defined in Section 5(a) hereof), senior and prior to the Common Stock, and pari passu with the Corporation's Series B Preferred Stock, as defined in the Certificate of Designations , Powers, Preferences and Rights of Series B Preferred Stock approved and adopted by the Board simultaneously herewith (the "SERIES B STOCK") and any other series of Preferred Stock subsequently established by the Board with equal ranking (together with the Series A Stock and Series B Stock, the "EQUAL RANKING PREFERRED"). All equity securities of the Corporation to which the Series A Stock ranks prior, with respect to dividends and upon Liquidation, including, without limitation, the Common Stock, are collectively referred to herein as "Junior Securities." The Corporation shall not create any class of stock ranking senior to the Series A Stock, without the affirmative vote of the holders of a majority of the shares of Series A Stock, voting separately as a class.

         4. Dividends.

         (a) Dividend Accrual and Payment. The holders of the Series A Stock shall be entitled to receive dividends ("DIVIDENDS") at the rate of 4% per annum (the "Dividend Rate") of the Series A Liquidation Preference (as defined in
Section 5(a)). Dividends shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 following the Issue Date, or, if any such date is a Saturday, Sunday or legal holiday, then on the next day which is not a Saturday, Sunday or legal holiday (each a "DIVIDEND PAYMENT DATE"), as declared by the Board and, if not paid on the Dividend Payment Date, shall accrue. Amounts available for payment of Dividends shall be allocated and paid with respect to the shares of Series A Preferred and any other Equal Ranking Preferred, first, among the shares of Equal Ranking Preferred pro rata in accordance with the amounts of dividends accruing with respect to such shares at the current Dividend Payment Date, and, then, any additional amounts available for distribution in accordance with the accrued, but unpaid, dividends at each prior Dividend Payment Date, in reverse chronological order, with respect to all shares of the Equal Ranking Preferred then outstanding in accordance with amounts accrued, but unpaid.

         (b) Dividends on Fractional Shares. Each fractional share of Series A Stock outstanding shall be entitled to a ratably proportionate amount of all Dividends accruing with respect to each outstanding share of Series A Stock pursuant to Section 4(a) hereof, and all such Dividends with respect to such outstanding fractional shares shall be payable in the same manner and at such times as provided for in Section 4(a) hereof with respect to Dividends on each outstanding share of Series A Stock.

         5. Liquidation.

         (a) Liquidation Procedure. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "LIQUIDATION"), the holders of the shares of Series A Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $1,000 per share of Series A Stock, representing the issue price per share of the Series A Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series A Stock) (the "SERIES A ISSUE PRICE"), plus (ii) all accrued and unpaid Dividends on the Series A Stock to such date (together with the Series A Issue Price, the "SERIES A LIQUIDATION PREFERENCE"). If upon Liquidation, the

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

assets to be distributed among the holders of Series A Stock and the holders of other Equal Ranking Preferred shall be insufficient to permit payment in full to the holders of Series A Stock of the Series A Liquidation Preference and to the holders of Equal Ranking Preferred of the liquidation preferences with respect thereto, then the entire assets of the Corporation shall be distributed ratably among such holders in proportion to the full respective liquidation preferences to which they are entitled.

         (b) Remaining Assets. Upon Liquidation, after the holders of Series A Stock and holders of other Equal Ranking Preferred shall have been paid in full their respective liquidation preferences, the remaining assets of the Corporation legally available for distribution shall be distributed among the holders of the Junior Securities then outstanding in accordance with their respective rights.

         (c) Fractional Shares. The Series A Liquidation Preference with respect to each outstanding fractional share of Series A Stock shall be equal to a ratably proportionate amount of the Series A Liquidation Preference with respect to each outstanding share of Series A Stock.

         (d) Mergers, Reorganizations, Etc. The holders of at least a majority of the then outstanding shares of Series A Stock, may elect to deem the merger, reorganization or consolidation of the Corporation into or with another corporation or other similar transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of in exchange for property, rights or securities distributed to holders thereof by the acquiring person, firm or other entity, or the sale or other disposition of all or substantially all of the assets of the Corporation or of the Insurance Subsidiary by the Corporation (the foregoing being referred to collectively as a "Deemed Liquidation") as a Liquidation for purposes of this Section 5.

         6. Redemption.

         (a) Conditional Redemption. At any time from and after the seventh anniversary of the Issue Date, if the holder of Series A Stock provides a written statement to the Corporation that it will no longer require surety bonds issued by the Insurance Subsidiary under its partially collateralized bonding programs and, if no such surety bonds are then outstanding, the Corporation, at the option of the holder, will redeem all or any portion of the Series A Stock of such holder at a price per share equal to the Series A Issue Price plus all accrued and unpaid dividends with respect to the shares of Series A Stock of such holder to be redeemed (the "Redemption Price") in accordance with the procedures and subject to the conditions set forth in Section 6(b). The conditional redemption provided herein shall not be available to any holder of Series A Stock for so long as surety bonds of the Insurance Subsidiary issued on a partially collateralized basis remain outstanding for the benefit of such holder; and, upon redemption, such holder shall no longer be eligible to participate in the partially collateralized bonding programs of the Insurance Subsidiary.

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

         (b) Redemption Procedure.


                  (i) Upon satisfaction of the conditions specified in Section 6(a), the relevant holder of Series A Stock may give written notice to the Corporation (the "REDEMPTION NOTICE") of satisfaction of the conditions of redemption and of the number of shares of Series A Stock to be tendered for redemption. Upon receipt of the Redemption Notice, the Corporation shall notify the holder of a date within sixty (60) days following its receipt of such notice that it will effect the redemption (the "REDEMPTION DATE").

                  (ii) On or prior to the Redemption Date, the Corporation shall deposit the Redemption Price with a bank or trust corporation that is an FDIC insured institution as a trust fund for the benefit of the holder(s) of the shares of Series A Stock, with irrevocable instructions and authority to the bank or trust corporation to pay the allocable portion of the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of the certificate or certificates of the shares of Series A Stock to be redeemed. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series A Stock as holders of Series A Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series A Stock redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                  (iii) Within ten (10) days prior to the Redemption Date, the Board shall make a good faith determination regarding (A) whether the funds of the Corporation legally available for redemption of shares of Series A Stock are sufficient to redeem the total number of shares of Series A Stock to be redeemed on such date and (B) whether the amounts otherwise legally available for redemption would, if used to effect the redemption, not result in an impairment of the operations of the Insurance Subsidiary. If the Board determines that there is a sufficiency of legally available funds to accomplish the redemption and that the use of such funds to effect the redemption will not result in an impairment of the operations of the Insurance Subsidiary, then the redemption shall occur on the Redemption Date. If, however, the Board determines either that there are not sufficient funds legally available to accomplish the redemption or that the use of such funds to effect the redemption will result in an impairment of the operations of the Insurance Subsidiary, then (X) the Corporation shall notify the holders of shares that would otherwise have been redeemed of such fact and the consequences as provided in this paragraph, (Y) the Corporation will use those funds which are legally available therefor and which would not result in an impairment of the operations of the Insurance Subsidiary to redeem the maximum possible number of shares of Series A Stock for which Redemption Notices have been received ratably among the holders of such shares to be redeemed based upon their holdings of such shares, and (Z) thereafter, until such shares are redeemed in full, the dividends accruing and payable on such shares of Series A Stock to be redeemed shall be increased by 2% of the Series A Issue Price, with the amount of such increase (i.e., 2% of the Series A Issue Price) to be satisfied by distributions on each Dividend Payment Date of shares of Common Stock having a value (determined by reference to the average closing price of such Common Stock over the preceding 20 trading days) equal to the amount of such increase. The shares of Series A Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are

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

legally available for the redemption of shares of Series A Stock and such redemption will not result in an impairment of operations of the Insurance Subsidiary, such funds will immediately be used to redeem the balance of the shares of Series A Stock to be redeemed. No dividends or other distributions shall be declared or paid on, nor shall the Corporation redeem, purchase or acquire any shares of, the Common Stock or any other class or series of Junior Securities or Equal Ranking Preferred of the Corporation unless the Redemption Price per share of all shares for which Redemption Notices have been given shall have been paid in full, provided that the redemption price of any Equal Ranking Preferred subject of redemption shall be paid on a pari passu basis with the Redemption Price of the Series A Stock subject of redemption in accordance herewith. Until the Redemption Price for each share of Series A Stock elected to be redeemed shall have been paid in full, such share of Series A Stock shall remain outstanding for all purposes and entitle the holder thereof to all the rights and privileges provided herein, and Dividends shall continue to accrue and, if unpaid prior to the date such shares are redeemed, shall be included as part of the Redemption Price.

         7. Voting Rights.

         (a) Except as required by law, the Series A Stock shall have no voting rights except the right to vote on the approval of certain matters set forth in
Section 7(b).

         (b) So long as any shares of Series A Stock remain outstanding, the Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Stock, (i) amend, alter or repeal, whether by merger, consolidation, combination, reclassification or otherwise, the Certificate of Incorporation or By-laws of the Corporation or any provisions thereof (including the adoption of a new provision thereof), (ii) create, authorize or issue any class, series or shares of Preferred Stock or any other class of capital stock ranking either as to payment of dividends or distribution of assets upon Liquidation prior to the Series A Stock. The vote of the holders of at least two-thirds of the outstanding shares of Series A Stock, voting separately as one class, shall be necessary to adopt any alteration, amendment or repeal of any provision of the Certificate of Designations setting forth a copy of this Resolution, in addition to any other vote of stockholders required by law.

         8. Notices of Record Date. Upon (i) any taking by the Corporation of a record of the holders of any class of securities (including the Series A Stock) for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution , or (ii) any Liquidation or Deemed Liquidation, the Corporation shall mail to each holder of Series A Stock at least twenty (20) days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, and (B) the date on which any such Liquidation or Deemed Liquidation is expected to become effective.

         9. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

         10. No Reissuance of Series A Stock. No share or shares of Series A Stock acquired by the Corporation by reason of redemption, purchase or otherwise shall be reissued,

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

and all such shares of Series A Stock shall be canceled, retired and eliminated from the shares of Series A Stock which the Corporation shall be authorized to issue. Any such shares of Series A Stock acquired by the Corporation shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series, including as Series A Stock.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this 22nd day of December, 2005.

                        JACOBS FINANCIAL GROUP, INC.



                        By: /s/John M. Jacobs
                        ----------------------------
                        Name:     John M. Jacobs
                        Title: President